UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On June 2, 2022, Navient held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on April 14, 2022, the record date for the Annual Meeting, 147,890,491 shares of common stock, par value $.01 per share, were outstanding and entitled to vote. At the Annual Meeting, 137,455,32, shares, or approximately 92.9%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s shareholders elected the following 10 directors to hold office until the 2023 Annual Meeting of Shareholders and until their successors have been duly elected or appointed:

	For	Against	Abstain	Broker Non-Votes
Frederick Arnold	111,253,992	13,921,372	79,098	12,200,859
Edward J. Bramson	124,572,787	600,599	81,076	12,200,859
Anna Escobedo Cabral	111,696,564	13,484,526	73,372	12,200,859
Larry A. Klane	111,674,127	13,501,697	78,638	12,200,859
Michael A. Lawson	114,790,393	10,384,883	79,186	12,200,859
Linda A. Mills	111,562,990	13,631,228	60,244	12,200,859
John F. Remondi	111,696,596	13,495,326	62,540	12,200,859
Jane J. Thompson	111,336,860	13,845,206	72,396	12,200,859
Laura S. Unger	106,062,424	19,117,835	74,203	12,200,859
David L. Yowan	111,696,681	13,478,531	79,250	12,200,859

Proposal 2 – Ratification of the Appointment of KPMG LLP. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, as follows:

For	Against	Abstain
133,980,736	3,379,475	95,110

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s shareholders approved, by an advisory vote, the compensation of its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
123,346,550	1,660,045	247,867	12,200,859

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: June 7, 2022	By:	/s/ Mark L. Heleen
Mark L. Heleen
Chief Legal Officer